Exhibit 99.3

FOURTH QUARTER 2014

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”), and our ability to further diversify our business; our ability to maintain relationships with automotive dealers; the significant regulation and restrictions that we are subject to as a bank holding company and financial holding company; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in our credit ratings; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

4Q 2014 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage	12
Corporate and Other	13

Credit Related Information	14-15

Supplemental Detail
Capital	16
Liquidity	17
Deposits	18
Ally Bank Consumer Mortgage HFI Portfolio	19
Discontinued Operations	20
Per Share-Related Information	21
Supplemental Financial Data	22

4Q 2014 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Selected Income Statement Data	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13	2014	2013	CHANGE
Net financing revenue (ex. OID)	$835	$936	$912	$865	$841	$(101)	$(7)	$3,547	$3,028	$519
Total other revenue (ex. OID)	221	375	372	321	325	(154)	(104)	1,290	1,484	(194)
Total net revenue (ex. OID)	1,056	1,311	1,284	1,186	1,166	(255)	(110)	4,837	4,512	325
Provision for loan losses	155	102	63	137	140	53	15	457	501	(44)
Controllable expenses (1)	479	469	455	490	526	10	(47)	1,893	2,116	(223)
Other noninterest expenses	193	273	366	223	358	(80)	(165)	1,055	1,289	(234)
Core pre-tax income (2)	$229	$467	$400	$336	$142	$(238)	$87	$1,432	$606	$826
Core OID amortization expense (3)	42	47	53	44	67	(4)	(25)	186	249	(63)
Income tax (benefit) expense	36	127	64	94	(4)	(91)	40	321	(59)	380
Income (loss) from discontinued operations	26	130	40	29	25	(104)	1	225	(55)	280
Net income	$177	$423	$323	$227	$104	$(246)	$73	$1,150	$361	$789
Preferred stock dividends	68	67	65	68	448	1	(380)	268	1,049	(781)
Net income (loss) available to common shareholders	$109	$356	$258	$159	$(344)	$(247)	$453	$882	$(688)	$1,570

Selected Balance Sheet Data (Period-End)
Total assets	$151,828	$149,195	$149,937	$148,452	$151,167	$2,633	$661
Consumer loans	64,044	66,270	65,961	64,913	64,861	(2,226)	(817)
Commercial loans	35,904	33,248	34,817	34,711	35,467	2,656	437
Assets of discontinued operations held-for-sale	634	603	574	541	516	31	118
Allowance for loan losses	(977)	(1,113)	(1,171)	(1,192)	(1,208)	136	231
Deposits	58,222	56,851	56,091	55,367	53,350	1,371	4,872
Common equity (4)	14,144	13,935	13,623	13,204	12,953	209	1,191
Total equity	15,399	15,190	14,878	14,459	14,208	209	1,191

Common Share Count
Weighted average basic (5)	481,861	481,611	481,350	479,768	442,863	250	38,998	481,155	420,166	60,989
Weighted average diluted (5)(6)	483,091	482,506	482,343	479,768	442,863	585	40,228	481,934	420,166	61,768
Issued shares outstanding (period-end)	480,095	479,818	479,773	479,768	479,768	277	327

Per Common Share Data
Earnings per share (basic) (5)	$0.23	$0.74	$0.54	$0.33	$(0.78)	$(0.51)	$1.01	$1.83	$(1.64)	$3.47
Earnings per share (diluted) (5)(6)	0.23	0.74	0.54	0.33	(0.78)	(0.51)	1.00	1.83	(1.64)	3.47
Adjusted earnings per share	0.40	0.53	0.42	0.34	(0.14)	(0.14)	0.54	1.68	(0.14)	1.82
Book value per share	29.46	29.04	28.39	27.52	27.00	0.42	2.46	29.46	27.00	2.46
Tangible book value per share	29.40	28.99	28.34	27.46	26.94	0.42	2.46	29.40	26.94	2.46

Select Financial Ratios
Net interest margin (7)	2.4%	2.7%	2.6%	2.5%	2.4%			2.5%	2.2%
Adjusted efficiency ratio (8)	50%	49%	49%	55%	73%			51%	67%
Return on average assets (9)	0.5%	1.1%	0.9%	0.6%	0.3%			0.8%	0.2%
Return on average total equity (9)	4.6%	11.2%	8.8%	6.4%	2.5%			7.8%	1.9%
Return on average tangible common equity (9)	3.1%	10.3%	7.7%	4.9%	n/m			6.5%	n/m
Core ROTCE (8)(9)	7.1%	9.1%	8.4%	6.5%	1.8%			7.9%	3.1%

Capital Ratios
Tier 1 capital ratio	12.5%	12.7%	12.3%	12.1%	11.8%
Tier 1 common capital ratio (10)	9.6%	9.7%	9.4%	9.1%	8.8%
Total risk-based capital ratio	13.2%	13.5%	13.2%	13.0%	12.8%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core Original Issuance Discount (OID) is primarily related to bond exchange OID; excludes IO and post 2009 issuances.

(4) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(5) Includes shares related to share-based compensation that have vested but not yet been issued as of December 31, September 30 and June 30, 2014

(6) The effects of converting the outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares are not included in the diluted earnings per share calculation for the three months ended December 31 2013, as the effects would be antidilutive for that period. As such, 89 million of potential common shares were excluded from the diluted earnings per share calculation for the three months ended December 31 2013

(7) Continuing operations only. Excludes OID amortization expense

(8) For more details refer to page 22

(9) Return metrics are annualized

(10) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 16 for additional details

4Q 2014 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13	2014	2013	CHANGE
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,112	$1,114	$1,124	$1,107	$1,136	$(2)	$(24)	$4,457	$4,529	$(72)
Interest on loans held-for-sale	-	-	1	-	1	-	(1)	1	20	(19)
Interest and dividends on available-for-sale investment securities	85	94	93	95	96	(9)	(11)	367	325	42
Interest-bearing cash	2	2	1	3	2	-	-	8	10	(2)
Operating leases	905	899	884	870	855	6	50	3,558	3,209	349
Total financing revenue and other interest income	2,104	2,109	2,103	2,075	2,090	(5)	14	8,391	8,093	298
Interest expense
Interest on deposits	169	166	166	163	165	3	4	664	654	10
Interest on short-term borrowings	12	12	13	15	16	-	(4)	52	63	(11)
Interest on long-term debt	491	493	549	534	589	(2)	(98)	2,067	2,602	(535)
Total interest expense	672	671	728	712	770	1	(98)	2,783	3,319	(536)
Depreciation expense on operating lease assets	633	549	509	542	546	84	87	2,233	1,995	238
Net financing revenue	799	889	866	821	774	(90)	25	3,375	2,779	596
Other revenue
Servicing fees	9	6	7	9	12	3	(3)	31	126	(95)
Servicing asset valuation and hedge activities, net	-	-	-	-	-	-	-	-	(213)	213
Total servicing income, net	9	6	7	9	12	3	(3)	31	(87)	118
Insurance premiums and service revenue earned	243	246	249	241	244	(3)	(1)	979	1,012	(33)
Gain on mortgage and automotive loans, net	1	-	6	-	3	1	(2)	7	55	(48)
Loss on extinguishment of debt	(156)	-	(7)	(39)	(17)	(156)	(139)	(202)	(59)	(143)
Other gain on investments, net	52	45	41	43	24	7	28	181	180	1
Other income, net of losses	66	78	69	67	59	(12)	7	280	383	(103)
Total other revenue	215	375	365	321	325	(160)	(110)	1,276	1,484	(208)
Total net revenue	1,014	1,264	1,231	1,142	1,099	(250)	(85)	4,651	4,263	388
Provision for loan losses	155	102	63	137	140	53	15	457	501	(44)
Noninterest expense
Compensation and benefits expense	237	241	215	254	237	(4)	-	947	1,019	(72)
Insurance losses and loss adjustment expenses	57	97	188	68	59	(40)	(2)	410	405	5
Other operating expenses	378	404	418	391	588	(26)	(210)	1,591	1,981	(390)
Total noninterest expense	672	742	821	713	884	(70)	(212)	2,948	3,405	(457)
Income (loss) from continuing operations before income tax expense	187	420	347	292	75	(233)	112	1,246	357	889
Income tax (benefit) expense from continuing operations	36	127	64	94	(4)	(91)	40	321	(59)	380
Net income from continuing operations	151	293	283	198	79	(142)	72	925	416	509
Income (loss) from discontinued operations, net of tax	26	130	40	29	25	(104)	1	225	(55)	280
Net income (loss)	$177	$423	$323	$227	$104	$(246)	$73	$1,150	$361	$789

(1) Includes other interest income, net

4Q 2014 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2014	12/31/2013
Assets
Cash and cash equivalents
Noninterest-bearing	$1,348	$1,318	$1,373	$1,342	$1,315	$30	$33
Interest-bearing	4,228	4,381	4,404	4,551	4,216	(153)	12
Total cash and cash equivalents	5,576	5,699	5,777	5,893	5,531	(123)	45
Investment securities	16,137	16,714	16,748	16,327	17,083	(577)	(946)
Loans held-for-sale, net	2,003	3	3	43	35	2,000	1,968
Finance receivables and loans, net
Finance receivables and loans, net	99,948	99,518	100,778	99,624	100,328	430	(380)
Allowance for loan losses	(977)	(1,113)	(1,171)	(1,192)	(1,208)	136	231
Total finance receivables and loans, net	98,971	98,405	99,607	98,432	99,120	566	(149)
Investment in operating leases, net	19,510	19,341	18,814	18,187	17,680	169	1,830
Premiums receivables and other insurance assets	1,695	1,678	1,656	1,639	1,613	17	82
Other assets	7,302	6,752	6,758	7,390	9,589	550	(2,287)
Assets of operations held-for-sale	634	603	574	541	516	31	118
Total assets	$151,828	$149,195	$149,937	$148,452	$151,167	$2,633	$661

Liabilities
Deposit liabilities
Noninterest-bearing	$64	$73	$75	$71	$60	$(9)	$4
Interest-bearing	58,158	56,778	56,016	55,296	53,290	1,380	4,868
Total deposit liabilities	58,222	56,851	56,091	55,367	53,350	1,371	4,872
Short-term borrowings	7,062	5,255	6,369	5,163	8,545	1,807	(1,483)
Long-term debt	66,558	67,299	67,913	68,295	69,465	(741)	(2,907)
Interest payable	477	542	528	893	888	(65)	(411)
Unearned insurance premiums and service revenue	2,375	2,369	2,349	2,312	2,314	6	61
Accrued expense and other liabilities	1,735	1,689	1,809	1,963	2,397	46	(662)
Total liabilities	$136,429	$134,005	$135,059	$133,993	$136,959	$2,424	$(530)

Equity
Common stock and paid-in capital	$21,038	$21,022	$21,011	$20,939	$20,939	$16	$99
Preferred stock	1,255	1,255	1,255	1,255	1,255	-	-
Accumulated deficit	(6,828)	(6,937)	(7,293)	(7,551)	(7,710)	109	882
Accumulated other comprehensive (loss) income	(66)	(150)	(95)	(184)	(276)	84	210
Total equity	15,399	15,190	14,878	14,459	14,208	209	1,191
Total liabilities and equity	$151,828	$149,195	$149,937	$148,452	$151,167	$2,633	$661

4Q 2014 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2014	12/31/2013	2014	2013	CHANGE
Assets
Interest-bearing cash and cash equivalents	$4,293	$3,867	$3,863	$5,304	$5,908	$426	$(1,615)	$4,328	$6,412	$(2,084)
Investment securities	15,439	16,182	15,578	15,714	16,522	(743)	(1,083)	15,729	15,195	534
Loans held-for-sale, net	25	3	26	11	39	22	(14)	16	600	(584)
Total finance receivables and loans, net (2)	101,272	100,089	100,159	99,048	98,253	1,183	3,019	100,148	97,467	2,681
Investment in operating leases, net	19,479	19,114	18,544	17,998	17,514	365	1,965	18,789	16,028	2,761
Total interest earning assets	140,508	139,255	138,170	138,075	138,236	1,253	2,272	139,010	135,702	3,308
Noninterest-bearing cash and cash equivalents	1,757	1,688	1,550	1,441	1,319	69	438	1,610	1,628	(18)
Other assets (3)	10,078	10,323	11,306	11,888	11,268	(245)	(1,190)	10,892	20,298	(9,406)
Allowance for loan losses	(1,113)	(1,174)	(1,201)	(1,206)	(1,205)	61	92	(1,173)	(1,192)	19
Total assets	$151,230	$150,092	$149,825	$150,198	$149,618	$1,138	$1,612	$150,339	$156,436	$(6,097)

Liabilities
Interest-bearing deposit liabilities	$57,332	$56,301	$55,556	$54,203	$52,298	$1,031	$5,034	$55,858	$50,188	$5,670
Short-term borrowings	6,258	6,187	6,149	6,643	6,268	71	(10)	6,308	4,858	1,450
Long-term debt (4)	67,884	67,687	67,727	69,030	65,983	197	1,901	68,078	66,634	1,444
Total interest-bearing liabilities (4)	131,474	130,175	129,432	129,876	124,549	1,299	6,925	130,244	121,680	8,564
Noninterest-bearing deposit liabilities	68	75	70	66	66	(7)	2	69	536	(467)
Other liabilities (3)	4,432	4,856	5,661	5,933	8,351	(424)	(3,919)	5,231	15,448	(10,217)
Total liabilities	$135,974	$135,106	$135,163	$135,875	$132,966	$868	$3,008	$135,544	$137,664	$(2,120)

Equity
Total equity	$15,256	$14,986	$14,662	$14,323	$16,652	$270	$(1,396)	$14,795	$18,772	$(3,977)
Total liabilities and equity	$151,230	$150,092	$149,825	$150,198	$149,618	$1,138	$1,612	$150,339	$156,436	$(6,097)

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) Assets and liabilities of discontinued operations are classified as other assets and other liabilities, respectively, in all periods

(4) QTD: Average balance includes $1,366 million and $1,566 million related to original issue discount at December 2014 and December 2013, respectively

4Q 2014 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13	2014	2013	CHANGE
Automotive Finance	$310	$415	$461	$339	$207	$(105)	$103	$1,525	$1,271	$254
Insurance	86	60	(23)	74	65	26	21	197	254	(57)
Dealer Financial Services	396	475	438	413	272	(79)	124	1,722	1,525	197
Mortgage	21	(3)	27	17	(7)	24	28	62	(258)	320
Corporate and Other (ex. OID) (1)	(188)	(5)	(65)	(94)	(123)	(183)	(65)	(352)	(661)	309
Core pre-tax income (loss) (2)	$229	$467	$400	$336	$142	$(238)	$87	$1,432	$606	$826
Core OID amortization expense (3)	42	47	53	44	67	(5)	(25)	186	249	(63)
Income tax expense (benefit)	36	127	64	94	(4)	(91)	40	321	(59)	380
Income (loss) from discontinued operations	26	130	40	29	25	(104)	1	225	(55)	280
Net income (loss)	$177	$423	$323	$227	$104	$(246)	$73	$1,150	$361	$789

(1) Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with debt issuances and bond exchanges. Corporate and Other also includes the Ally Corporate Finance business, certain equity investments and reclassifications, eliminations between the reportable operating segments, and overhead previously allocated to operations that have since been sold or discontinued

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange OID amortization expense

(3) Includes accelerated OID expense of $6 million in 4Q14 and $7 million in 2Q14 due to debt redemption

4Q 2014 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13	2014	2013	CHANGE
Net financing revenue
Consumer	$770	$774	$763	$739	$762	$(4)	$8	$3,046	$3,004	$42
Commercial	252	246	262	264	266	6	(14)	1,024	1,061	(37)
Operating leases	905	899	884	870	855	6	50	3,558	3,209	349
Other interest income	2	3	2	3	4	(1)	(2)	10	22	(12)
Total financing revenue and other interest income	1,929	1,922	1,911	1,876	1,887	7	42	7,638	7,296	342
Interest expense	529	523	518	514	532	6	(3)	2,084	2,142	(58)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	683	654	677	651	629	29	54	2,666	2,327	339
Remarketing gains	(50)	(105)	(168)	(109)	(83)	55	33	(433)	(332)	(101)
Total depreciation expense on operating lease assets	633	549	509	542	546	84	87	2,233	1,995	238
Net financing revenue	767	850	884	820	809	(83)	(42)	3,321	3,159	162
Other revenue
Servicing fees	9	6	7	9	10	3	(1)	31	58	(27)
Gain on automotive loans, net	4	6	-	-	-	(2)	4	10	-	10
Other income	56	57	55	55	51	(1)	5	223	210	13
Total other revenue	69	69	62	64	61	-	8	264	268	(4)
Total net revenue	836	919	946	884	870	(83)	(34)	3,585	3,427	158
Provision for loan losses	175	109	99	159	144	66	31	542	494	48
Noninterest expense
Compensation and benefits	113	112	106	123	123	1	(10)	454	450	4
Other operating expenses	238	283	280	263	396	(45)	(158)	1,064	1,212	(148)
Total noninterest expense	351	395	386	386	519	(44)	(168)	1,518	1,662	(144)
Income before income tax expense	$310	$415	$461	$339	$207	$(105)	$103	$1,525	$1,271	$254

Memo: Net lease revenue
Operating lease revenue	$905	$899	$884	$870	$855	$6	$50	$3,558	$3,209	$349
Depreciation expense on operating lease assets (ex. remarketing)	683	654	677	651	629	29	54	2,666	2,327	339
Remarketing gains	(50)	(105)	(168)	(109)	(83)	55	33	(433)	(332)	(101)
Total depreciation expense on operating lease assets	633	549	509	542	546	84	87	2,233	1,995	238
Net lease revenue	$272	$350	$375	$328	$309	$(78)	$(37)	$1,325	$1,214	$111

Balance Sheet (Period-End)
Cash, trading and investment securities	$32	$34	$34	$35	$36	$(2)	$(4)
Loans held-for-sale	1,515	-	-	-	-	1,515	1,515
Finance receivables and loans, net:
Consumer loans	56,535	58,659	58,084	56,763	56,416	(2,124)	119
Commercial loans (1)	34,039	31,510	33,070	33,013	33,888	2,529	151
Allowance for loan losses	(783)	(783)	(822)	(809)	(769)	-	(14)
Total finance receivables and loans, net	89,791	89,386	90,332	88,967	89,535	405	256
Investment in operating leases, net	19,510	19,341	18,814	18,187	17,680	169	1,830
Other assets	1,706	1,573	1,580	1,577	1,545	133	161
Assets of operations held-for-sale	634	603	574	541	516	31	118
Total assets	$113,188	$110,937	$111,334	$109,307	$109,312	$2,251	$3,876

(1) Includes intercompany

4Q 2014 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
U.S. Market	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13	2014	2013	CHANGE
Light vehicle sales (SAAR - units in millions)	16.7	16.7	16.5	15.6	15.6	0.0	1.1	16.4	15.5	0.9
Light vehicle sales (quarterly - units in millions)	4.1	4.2	4.4	3.7	3.8	(0.2)	0.3	16.4	15.5	0.9
GM market share	17.9%	17.7%	18.3%	17.4%	17.6%			17.9%	17.9%
Chrysler market share	13.1%	12.6%	12.4%	12.8%	11.7%			12.7%	11.6%

U.S. Consumer Originations (1) ($ in billions)
GM new retail subvented	$0.5	$1.8	$0.9	$0.9	$0.8	$(1.3)	$(0.4)	$4.0	$4.4	$(0.4)
GM new retail standard	1.9	1.9	1.9	1.5	1.5	(0.0)	0.4	7.3	6.3	1.0
Chrysler new retail subvented	0.0	0.0	-	-	0.0	(0.0)	0.0	0.0	0.4	(0.4)
Chrysler new retail standard	0.8	1.0	1.0	0.7	0.7	(0.1)	0.2	3.6	3.5	0.1
New growth	0.7	0.9	0.8	0.6	0.5	(0.2)	0.2	3.1	2.3	0.8
Lease	2.4	3.0	3.2	2.7	2.3	(0.6)	0.2	11.3	10.6	0.7
Used	2.7	3.2	3.1	2.8	2.3	(0.5)	0.3	11.7	9.9	1.8
Total originations	$9.0	$11.8	$10.9	$9.2	$8.2	$(2.8)	$0.8	$41.0	$37.3	$3.6

U.S. Consumer Penetration
GM	22.9%	30.9%	28.5%	27.7%	26.5%			27.6%	28.7%
Chrysler	10.6%	11.3%	10.9%	8.3%	10.1%			10.3%	14.4%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$29.7	$27.3	$29.0	$29.1	$30.1	$2.4	$(0.4)
Other dealer loans	4.3	4.2	4.0	3.8	3.7	0.2	0.6
Total Commercial outstandings	$34.0	$31.5	$33.0	$33.0	$33.8	$2.5	$0.2

U.S. Floorplan Penetration (2)
GM penetration	63.8%	63.4%	64.7%	64.1%	64.9%			63.8%	66.6%
Chrysler penetration	44.1%	43.8%	44.8%	46.4%	46.8%			44.8%	50.4%

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - On-balance sheet (# in units)	70,969	79,280	85,143	61,001	45,693	(8,311)	25,276	296,393	148,587	147,806
Average gain per vehicle	$705	$1,327	$1,978	$1,791	$1,811	$(622)	$(1,106)	$1,461	$2,237	$(776)
Total gains ($ in millions)	$50	$105	$168	$109	$83	$(55)	$(33)	$433	$332	$101

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Penetration rates are based on the trailing four month average for the quarter

4Q 2014 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13	2014	2013	CHANGE
Insurance premiums and other income
Insurance premiums and service revenue earned	$243	$246	$249	$241	$244	$(3)	$(1)	$979	$1,012	$(33)
Investment income	44	53	54	43	37	(9)	7	194	227	(33)
Other income	2	4	3	3	3	(2)	(1)	12	14	(2)
Total insurance premiums and other income	289	303	306	287	284	(14)	5	1,185	1,253	(68)
Expense
Insurance losses and loss adjustment expenses	57	97	188	68	59	(40)	(2)	410	405	5
Acquisition and underwriting expenses
Compensation and benefit expense	17	15	15	16	16	2	1	63	62	1
Insurance commission expense	95	95	94	89	92	(0)	3	374	370	4
Other expense	34	36	32	40	52	(2)	(18)	141	162	(21)
Total acquisition and underwriting expense	146	146	141	145	160	-	(14)	578	594	(16)
Total expense	203	243	329	213	219	(40)	(16)	988	999	(11)
Income from cont. ops before income tax expense	$86	$60	$(23)	$74	$65	$26	$21	$197	$254	$(57)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,313	$5,296	$5,368	$5,314	$5,295	$17	$18
Premiums receivable and other insurance assets	1,706	1,688	1,666	1,650	1,624	18	82
Other assets	171	194	198	220	205	(23)	(34)
Total assets	$7,190	$7,178	$7,232	$7,184	$7,124	$12	$66

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services (1)	$248	$265	$267	$244	$225	$(17)	$23	$1,023	$1,000	$23
Corporate	0	0	0	-	0	(0)	(0)	0	(3)	3
Total written premiums and revenue (1)	$248	$265	$267	$244	$225	$(17)	$23	$1,023	$997	$26

Loss ratio	23.1%	39.3%	75.1%	27.9%	23.7%			41.6%	39.7%
Underwriting expense ratio	59.9%	59.1%	55.7%	60.0%	65.3%			58.6%	58.3%
Combined ratio	83.0%	98.4%	130.9%	87.9%	89.0%			100.2%	98.0%

(1) Excludes Canadian Personal Lines business, which is in runoff

4Q 2014 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13	2014	2013	CHANGE
Net financing revenue
Total financing revenue and other interest income	$65	$68	$73	$76	$80	$(3)	$(15)	$282	$378	$(96)
Interest expense	57	59	61	62	66	(2)	(9)	239	302	(63)
Net financing revenue	8	9	12	14	14	(1)	(6)	43	76	(33)
Servicing fees	-	-	-	-	2	-	(2)	-	68	(68)
Servicing asset valuation and hedge activities, net	-	-	-	-	-	-	-	-	(213)	213
Total servicing income, net	-	-	-	-	2	-	(2)	-	(145)	145
Gain on mortgage loans, net	-	-	6	-	3	-	(3)	6	55	(49)
Other income, net of losses	4	-	3	4	1	4	3	11	90	(79)
Total other revenue	4	-	9	4	6	4	(2)	17	-	17
Total net revenue	12	9	21	18	20	3	(8)	60	76	(16)
Provision for loan losses	(14)	(7)	(25)	(23)	(1)	(7)	(13)	(69)	13	(82)
Noninterest expense
Compensation and benefits expense	2	3	2	4	4	(1)	(2)	11	39	(28)
Representation and warranty expense	(11)	-	-	1	1	(11)	(12)	(10)	104	(114)
Other operating expense	14	16	17	19	23	(2)	(9)	66	178	(112)
Total noninterest expense	5	19	19	24	28	(14)	(23)	67	321	(254)
Income (loss) from cont. ops before income tax expense	$21	$(3)	$27	$17	$(7)	$24	$28	$62	$(258)	$320

Balance Sheet (Period-End)
Loans held-for-sale	$452	$3	$3	$43	$16	$449	$436
Finance receivables and loans, net:
Consumer loans	7,474	7,595	7,847	8,138	8,444	(121)	(970)
Allowance for loan losses	(152)	(283)	(302)	(333)	(389)	131	237
Total finance receivables and loans, net	7,322	7,312	7,545	7,805	8,055	10	(733)
Other assets (1)	110	87	92	89	97	23	13
Total assets	$7,884	$7,402	$7,640	$7,937	$8,168	$482	$(284)

(1) Includes derivative assets which are reflected on a gross basis on the balance sheet, assets of discontinued operations held-for-sale and other assets

4Q 2014 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13	2014	2013	CHANGE
Net financing revenue
Total financing revenue and other interest income	$88	$89	$90	$94	$95	$(1)	$(7)	$361	$298	$63
Interest expense
Core original issue discount amortization (1)	36	47	46	44	67	(11)	(31)	172	249	(77)
Other interest expense	37	28	90	78	91	9	(53)	234	562	(328)
Total interest expense	73	75	136	122	158	(2)	(85)	406	811	(405)
Net financing revenue	15	14	(46)	(28)	(63)	1	78	(45)	(513)	468
Other revenue
Loss on extinguishment of debt	(156)	-	(7)	(39)	(17)	(156)	(139)	(202)	(59)	(143)
Other gain on investments, net	16	6	2	14	-	10	16	38	3	35
Other income, net of losses (2)	2	13	9	6	5	(11)	(3)	30	76	(46)
Total other (loss) revenue	(138)	19	4	(19)	(12)	(157)	(126)	(134)	20	(154)
Total net revenue	(123)	33	(42)	(47)	(75)	(156)	(48)	(179)	(493)	314
Provision for loan losses	(6)	-	(11)	1	(3)	(6)	(3)	(16)	(6)	(10)
Noninterest expense
Compensation and benefits expense	105	111	92	111	94	(6)	11	419	468	(49)
Other operating expense (3)	8	(26)	(5)	(21)	24	34	(16)	(44)	(45)	1
Total noninterest expense	113	85	87	90	118	28	(5)	375	423	(48)
Loss from cont. ops before income tax expense	$(230)	$(52)	$(118)	$(138)	$(190)	$(178)	$(40)	$(538)	$(910)	$372

Balance Sheet (Period-End)
Cash, trading and investment securities	$16,368	$17,083	$17,123	$16,871	$17,283	$(715)	$(915)
Loans held-for-sale	36	-	-	-	19	36	17
Finance receivables and loans, net
Consumer loans	35	16	30	12	1	19	34
Commercial loans (4)	1,865	1,738	1,747	1,698	1,579	127	286
Allowance for loan losses	(42)	(47)	(47)	(50)	(50)	5	8
Total finance receivables and loans, net	1,858	1,707	1,730	1,660	1,530	151	328
Other assets	5,304	4,888	4,878	5,493	7,731	416	(2,427)
Assets of operations held-for-sale	-	-	-	-	-	-	-
Total assets	$23,566	$23,678	$23,731	$24,024	$26,563	$(112)	$(2,997)

OID Amortization Schedule (5)		2015	2016	2017 and After
Remaining Core OID Amortization (as of 12/31/2014)		$45	$55	Avg = $52/yr

(1) Does not include accelerated OID expense of $6 million in 4Q14 and $7 million in 2Q14, which is reflected in other revenue

(2) Includes gain/(loss) on mortgage and automotive loans

(3) Other operating expenses includes (i) certain unallocated expenses primarily associated with operations that have been sold or discontinued and (ii) corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $167 million for 4Q14, $172 million in 3Q14, $161 million for 2Q14, $185 million for 1Q14, and $187 million for 4Q13. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(4) Includes intercompany

(5) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

4Q 2014 Preliminary Results	13

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Asset Quality - Consolidated (1)	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13
Ending loan balance	$99,947	$99,517	$100,777	$99,623	$100,327	$430	$(380)
30+ Accruing DPD	$1,607	$1,452	$1,245	$956	$1,408	$155	$199
30+ Accruing DPD %	1.6%	1.5%	1.2%	1.0%	1.4%
Non-performing loans (NPLs)	$645	$621	$611	$710	$725	$24	$(80)
Net charge-offs (NCOs)	$170	$149	$85	$133	$129	$21	$41
Net charge-off rate (2)	0.7%	0.6%	0.3%	0.5%	0.5%

Provision for loan losses	$155	$102	$63	$137	$140	$53	$15
Allowance for loan losses (ALLL)	$977	$1,113	$1,171	$1,192	$1,208	$(136)	$(231)

ALLL as % of Loans (3)	1.0%	1.1%	1.2%	1.2%	1.2%
ALLL as % of NPLs (3)	151.5%	179.2%	191.8%	167.9%	166.6%
ALLL as % of NCOs (3)	143.5%	186.8%	344.2%	223.8%	233.6%

U.S. Auto Delinquencies - HFI Retail Contract Amount (4)
Delinquent contract $	$1,543	$1,338	$1,174	$904	$1,325	$205	$218
% of retail contract $ outstanding	2.73%	2.28%	2.02%	1.59%	2.35%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract Amount
Net charge-offs	$160	$137	$83	$121	$114	$22	$46
% of avg. HFI assets	1.10%	0.93%	0.58%	0.85%	0.80%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract Amount
Net charge-offs	$(0)	$0	$1	$0	$2	$(0)	$(2)
% of avg. HFI assets	0.00%	0.00%	0.01%	0.00%	0.03%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(4) Dollar amount of accruing contracts greater than 30 days past due

4Q 2014 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)(2)	QUARTERLY TRENDS					CHANGE VS.
Consumer	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13
Allowance for loan losses	$685	$693	$729	$715	$673	$(8)	$12
Total consumer loans (3)	$56,570	$58,675	$58,114	$56,775	$56,417	$(2,105)	$153
Coverage ratio	1.2%	1.2%	1.3%	1.3%	1.2%

Commercial
Allowance for loan losses	$98	$90	$93	$94	$96	$8	$2
Total commercial loans	$34,022	$31,492	$33,041	$32,984	$33,803	$2,530	$219
Coverage ratio	0.3%	0.3%	0.3%	0.3%	0.3%

Mortgage (1)(2)
Consumer
Allowance for loan losses	$152	$283	$302	$333	$389	$(131)	$(237)
Total consumer loans	$7,473	$7,594	$7,846	$8,137	$8,443	$(121)	$(970)
Coverage ratio	2.0%	3.7%	3.9%	4.1%	4.6%

Corporate and Other (1)(4)
Allowance for loan losses	$42	$47	$47	$50	$50	$(5)	$(8)
Total commercial loans	$1,882	$1,756	$1,776	$1,727	$1,664	$125	$218
Coverage ratio	2.2%	2.7%	2.6%	2.9%	3.0%

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(2) Represents domestic allowance for loan losses only

(3) Includes $35 million Corp. Treasury hedging activity related to domestic consumer auto outstandings in 4Q14, $16 million in 3Q14, $30 million in 2Q14, $12 million in 1Q14 and $1 million in 4Q13

(4) Includes Insurance

4Q 2014 Preliminary Results	15

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
Cost of Funds	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13
Ally Financial's cost of borrowing (incl. OID)	2.0%	2.0%	2.3%	2.2%	2.5%
Ally Financial's cost of borrowing (excl. OID)	1.9%	1.9%	2.1%	2.1%	2.2%

Capital
Risk-weighted assets	$130.6	$128.2	$129.2	$127.7	$128.6	$2.4	$2.0

Tier 1 capital ratio	12.5%	12.7%	12.3%	12.1%	11.8%
Tier 1 common capital ratio	9.6%	9.7%	9.4%	9.1%	8.8%
Total risk-based capital ratio	13.2%	13.5%	13.2%	13.0%	12.8%

Tangible common equity / Tangible assets	9.3%	9.3%	9.1%	8.9%	8.6%
Tangible common equity / Risk-weighted assets	10.8%	10.8%	10.5%	10.3%	10.1%

Shareholders’ equity	$15.4	$15.2	$14.9	$14.5	$14.2	$0.2	$1.2
less: Goodwill and certain other intangibles	-	-	-	-	-	-	-
Disallowed DTA	(1.3)	(1.4)	(1.3)	(1.5)	(1.6)	0.1	0.3
Certain AOCI items and other adjustments	(0.2)	(0.1)	(0.2)	-	0.1	(0.1)	(0.3)
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$16.4	$16.2	$15.9	$15.5	$15.2	$0.2	$1.2

Tier 1 capital	$16.4	$16.2	$15.9	$15.5	$15.2	$0.2	$1.2
less: Preferred equity	(1.3)	(1.3)	(1.3)	(1.3)	(1.3)	-	-
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$12.6	$12.4	$12.1	$11.7	$11.4	$0.2	$1.2

Tier 1 capital	$16.4	$16.2	$15.9	$15.5	$15.2	$0.2	$1.2
add: Qualifying subordinated debt and redeemable preferred stock	0.2	0.2	0.2	0.2	0.3	-	(0.1)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	0.7	0.8	0.9	0.9	1.0	(0.1)	(0.3)
Total risk-based capital	$17.3	$17.3	$17.1	$16.6	$16.4	$-	$0.9

Total shareholders' equity	$15.4	$15.2	$14.9	$14.5	$14.2	$0.2	$1.2
less: Preferred equity	(1.3)	(1.3)	(1.3)	(1.3)	(1.3)	-	-
Goodwill and intangible assets	-	-	-	-	-	-	-
Tangible common equity (2)	$14.1	$13.9	$13.6	$13.2	$12.9	$0.2	$1.2

Total assets	$151.8	$149.2	$149.9	$148.5	$151.2	$2.6	$0.6
less: Goodwill and intangible assets	-	-	-	-	-	-	-
Tangible assets	$151.8	$149.2	$149.9	$148.4	$151.1	$2.6	$0.7

Note: Numbers may not foot due to rounding

(1) We define Tier 1 common as Tier 1 capital less non-common elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

4Q 2014 Preliminary Results	16

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	12/31/2014		9/30/2014		12/31/2013
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$2.7	$2.3	$2.9	$2.2	$3.3	$2.3
Highly liquid securities (3)	2.1	5.8	2.7	6.1	2.9	3.9
Current committed unused capacity	3.4	0.3	4.5	0.5	6.5	0.3
Subtotal	$8.2	$8.4	$10.1	$8.8	$12.7	$6.5
Ally Bank intercompany loan (4)	0.6	(0.6)	1.3	(1.3)	0.6	(0.6)
Total Current Available Liquidity	$8.8	$7.8	$11.4	$7.5	$13.3	$5.9

Unsecured Long-Term Debt Maturity Profile	2015	2016	2017	2018	2019	2020 and After
Consolidated remaining maturities	$4.9	$1.9	$4.4	$1.3	$1.6	$9.3

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

4Q 2014 Preliminary Results	17

ALLY FINANCIAL INC. DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Key Statistics	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13
Average retail CD maturity (months)	31.6	31.3	31.1	31.2	31.0	0.3	0.6
Average retail deposit rate	1.16%	1.16%	1.17%	1.19%	1.21%

Ally Financial Deposits Levels
Ally Bank retail	$47,954	$46,718	$45,934	$45,193	$43,172	$1,236	$4,782
Ally Bank brokered	9,885	9,692	9,684	9,683	9,678	192	207
Other	384	441	473	491	500	(57)	(116)
Total deposits	$58,222	$56,851	$56,091	$55,367	$53,350	$1,371	$4,872

Ally Bank Deposit Mix
Retail CD	40.1%	41.4%	42.5%	43.1%	44.7%
MMA/OSA/Checking	42.8%	41.5%	40.1%	39.2%	37.1%
Brokered	17.1%	17.2%	17.4%	17.7%	18.2%

4Q 2014 Preliminary Results	18

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS
Loan Value	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13
Gross carry value	$7.5	$7.6	$7.8	$8.1	$8.4
Net carry value	$7.3	$7.3	$7.5	$7.8	$8.0

Estimated Pool Characteristics
Ongoing (post 1/1/2009)	46.9%	38.7%	38.7%	39.1%	39.3%
Legacy (pre 1/1/2009)	53.1%	61.3%	61.3%	60.9%	60.7%
% Second lien	10.5%	10.8%	11.0%	11.1%	11.1%
% Interest only	12.5%	13.4%	13.5%	13.5%	13.8%
% 30+ Day delinquent (1)	3.0%	3.8%	2.7%	2.5%	2.8%
% Low/No documentation	12.1%	14.3%	14.2%	14.1%	14.1%
% Non-primary residence	3.7%	3.8%	3.8%	3.7%	3.7%
Refreshed FICO	734	726	726	727	728
Wtd. Avg. LTV/CLTV (2)	71.5%	73.1%	76.6%	77.8%	79.1%
Higher risk geographies (3)	41.1%	40.5%	40.4%	40.5%	40.5%

(1) 3Q14 delinquency rates temporarily impacted by sub-servicing transfer

(2) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

(3) Includes CA, FL, MI and AZ

4Q 2014 Preliminary Results	19

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
Impact of Discontinued Operations (1)(2)	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13
Auto Finance	$23	$29	$22	$28	$(149)	$(6)	$172
Insurance	0	6	1	(0)	0	(6)	(0)
Corporate and Other	6	16	25	(1)	80	(10)	(75)
Consolidated pretax income	$29	$51	$48	$27	$(69)	$(22)	$97
Tax expense (benefit)	2	(78)	7	(1)	(93)	80	95
Consolidated net income	$26	$130	$40	$29	$25	$(104)	$1

Assets of discontinued operations held-for-sale	$634	$603	$574	$541	$516	$31	$118

(1) Disc ops activity reflects several actions including divestitures of international businesses and other mortgage related charges in addition to certain discrete tax items

(2) The following businesses are classified as discontinued operations: the Brazilian automotive finance operations (sale completed 4Q13) and the remaining international automotive finance operations, including the joint venture in China (sale completed 1Q15)

4Q 2014 Preliminary Results	20

ALLY FINANCIAL INC. PER SHARE-RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Earnings Per Share Data	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13	2014	2013	CHANGE
Net income (loss)	$177	$423	$323	$227	$104	$(246)	$73	$1,150	$361	$789
less: Preferred stock dividends	68	67	65	68	448	1	(380)	268	1,049	(781)
Net income (loss) available to common shareholders	$109	$356	$258	$159	$(344)	$(247)	$453	$882	$(688)	$1,570

Weighted-average shares outstanding - basic (1)	481,861	481,611	481,350	479,768	442,863	250	38,999	481,155	420,166	60,989

Weighted-average shares outstanding - diluted (1)(2)	483,091	482,506	482,343	479,768	442,863	585	40,228	481,934	420,166	61,768

Net income (loss) per share - basic (1)	$0.23	$0.74	$0.54	$0.33	$(0.78)	$(0.51)	$1.00	$1.83	$(1.64)	$3.47

Net income (loss) per share - diluted (1)(2)	$0.23	$0.74	$0.54	$0.33	$(0.78)	$(0.51)	$1.01	$1.83	$(1.64)	$3.47

(1) Includes shares related to share-based compensation that have vested but not yet been issued as of December 31, September 30 and June 30, 2014

(2) The effects of converting the outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares are not included in the diluted earnings per share calculation for the three months ended December 31 2013, as the effects would be antidilutive for that period. As such, 89 million of potential common shares were excluded from the diluted earnings per share calculation for the three months ended December 31 2013

4Q 2014 Preliminary Results	21

ALLY FINANCIAL INC. SUPPLEMENTAL FINANCIAL DATA

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Core ROTCE Calculation	4Q 14	3Q 14	2Q 14	1Q 14	4Q 13	3Q 14	4Q 13	2014	2013	CHANGE
Pre-tax income (loss) from continuing operations	$187	$420	$347	$292	$75	$(233)	$112	$1,246	$357	$889
add: Core original issue discount expense	42	47	53	44	67	(4)	(25)	186	249	(63)
Repositioning items	167	-	16	3	18	167	149	187	244	(57)
Core pre-tax income	$396	$467	$417	$339	$161	$(70)	$236	$1,619	$851	$768
Normalized income tax expense at 34%	135	159	142	115	55	(24)	80	550	289	261
Core net income	262	308	275	224	106	(46)	156	1,069	561	507
Preferred dividends (Series A & G)	68	67	65	68	67	1	1	268	267	1
Operating net income available to common shareholders (1)	$194	$241	$210	$155	$39	$(47)	$155	$800	$294	$506

Tangible common equity (2)	$14,069	$13,752	$13,386	$13,060	$12,438	$317	$1,631	$13,522	$12,695	$826
less: Unamortized core original issue discount	1,369	1,411	1,461	1,510	1,565	(42)	(196)	1,441	1,656	(215)
Net deferred tax asset	1,800	1,806	1,872	1,979	2,018	(6)	(218)	1,926	1,615	311
Normalized common equity (1)(3)	$10,900	$10,534	$10,053	$9,571	$8,855	$366	$2,045	$10,154	$9,424	$731

Core ROTCE (1)	7.1%	9.1%	8.4%	6.5%	1.8%			7.9%	3.1%

Adjusted Efficiency Ratio Calculation
Total noninterest expense	$672	$742	$821	$713	$884	$(70)	$(212)	$2,948	$3,405	$(457)
less: Rep and warrant expense	(11)	-	0	1	1	(11)	(12)	(10)	32	(42)
Insurance expense	203	243	329	213	219	(40)	(16)	988	999	(11)
Repositioning items	19	-	16	3	19	19	(0)	39	123	(85)
Numerator	$461	$499	$475	$496	$645	$(38)	$(184)	$1,932	$2,251	$(319)

Total net revenue	$1,014	$1,264	$1,231	$1,142	$1,099	$(250)	$(85)	$4,651	$4,263	$388
add: Original issue discount	42	47	53	44	67	(4)	(25)	186	249	(64)
Repositioning	148	-	-	-	(1)	148	149	148	121	28
less: Insurance revenue	289	303	306	287	284	(14)	5	1,185	1,253	(68)
Denominator	$916	$1,008	$978	$899	$881	$(92)	$34	$3,800	$3,380	$420

Adjusted Efficiency Ratio (1)	50%	49%	49%	55%	73%			51%	67%

(1) Represents a non-GAAP financial measure

(2) See page 16 for details

(3) Normalized common equity calculated using 2 period average

4Q 2014 Preliminary Results	22